Exhibit 10.11

AMENDMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT
This Amendment Number Three to Loan and Security Agreement (this “Amendment”) is entered into as of February 26, 2025, 2025 (the “Third Amendment Effective Date”), by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), EAST WEST BANK, administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), as lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), and as book runner (in such capacity, together with its successors and assigns in such capacity, the “Book Runner”), SUNRISE REALTY TRUST, INC., a Maryland corporation (“SUNS”), and SUNRISE REALTY TRUST HOLDINGS I LLC, a Delaware limited liability company (“SUNS Holdings I”, and together with SUNS, each individually a “Borrower”, and collectively, jointly and severally, the “Borrowers”) in light of the following:
A.    Agent, the Lenders, the Lead Arranger, the Book Runner and the Borrowers have previously entered into that certain Loan and Security Agreement, dated as of November 6, 2024 (as amended, restated or otherwise modified from time to time, the “Agreement”); and
B.    In accordance with Section 15.1 of the Agreement, Agent, the Lenders (which shall constitute the Required Lenders), and the Borrowers have agreed to amend the Agreement set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Agent, the Lenders, and the Borrowers hereby agree as follows as of the Third Amendment Effective Date:
1.    DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.
2.    AMENDMENTS.
(a)    The definition of “Eligible Mezzanine Loan Receivable” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:
“‘Eligible Mezzanine Loan Receivable’ means those Mezzanine Loan Receivables as of the Closing Date set forth on Schedule E-1 and additional Mezzanine Loan Receivables that comply in all material respects with the representations and warranties made by Borrower to the Lender Group in the Loan Documents respecting the Eligible Obligor Loan Receivables (except for the representation set forth in Section 5.25(j) of this Agreement in respect of any second priority security interest in real property collateral) and are otherwise acceptable to the Agent in its sole discretion as of the date of their initial inclusion in the Borrowing Base by Borrower and are added to Schedule E-1 by delivery to Agent of an updated Schedule E-1 approved by Agent together with a certificate in the form of Exhibit E-1 signed by an officer of Borrower, and acknowledged and agreed to by Agent by the signature of one of its officers, certifying that the updated Schedule E-1 is true and correct in all material respects; provided that if any Obligor Triggering Event occurs with respect to any Eligible Obligor Loan Receivable, the Agent may, in its sole discretion, deem such Obligor Loan Receivable to be ineligible and exclude such Obligor Loan Receivable from the calculation of the Borrowing Base.”
(b)    The definition of “Eligible Non-Mezzanine Loan Receivable” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Eligible Non-Mezzanine Loan Receivable’ means those Obligor Loan Receivables (other than a Mezzanine Loan Receivable) as of the Closing Date set forth on Schedule E-1 and additional Obligor Loan Receivables (other than a Mezzanine Loan Receivables) that comply in all material respects with the representations and warranties and covenants made by Borrower to the Lender Group in the Loan Documents respecting the Eligible Obligor Loan Receivables and are otherwise acceptable to the Agent in its sole discretion as of the date of their initial inclusion in the Borrowing Base by Borrower and are added to Schedule E-1 by delivery to Agent of an updated Schedule E-1 approved by Agent together with a certificate in the form of Exhibit E-1 signed by an officer of Borrower, and acknowledged and agreed to by Agent by the signature of one of its officers, certifying that the updated Schedule E-1 is true and correct in all material respects; provided that if any Obligor Triggering Event occurs with respect to any Eligible Obligor Loan Receivable, the Agent may, in its sole discretion, deem such Obligor Loan Receivable to be ineligible and exclude such Obligor Loan Receivable from the calculation of the Borrowing Base.”
(c)    Schedule E-1 to the Agreement is hereby amended and replaced with the Schedule E-1 attached to this Amendment.
(d)    The attached Exhibit E-1 is hereby added to the Agreement as an exhibit to the same.
3.    REPRESENTATIONS AND WARRANTIES.
(a)    Each Borrower hereby affirms to Agent and the Lenders that all of its representations and warranties set forth in the Loan Documents, after giving effect to this Amendment, are true, complete and accurate in all material respects except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).
(b)    Each Borrower represents and warrants as of the date hereof that (i) such Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party and (ii) the execution, delivery and performance by such Borrower of this Amendment have been duly approved by all necessary corporate action and does not (A) violate any material provision of federal, state, or local law or regulation applicable to such Borrower or its Subsidiaries or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contract of such Borrower or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
(c)    Each Borrower represents and warrants as of the date hereof that this Amendment (i) has been duly executed and delivered by such Borrower, (ii) is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect, except to the extent that (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (B) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought, and (iii) does not and will not violate any material provision of the Governing Documents of such Borrower or its Subsidiaries.
4.    NO DEFAULTS. Each Borrower hereby affirms to Agent and the Lenders that no Default or Event of Default has occurred and is continuing as of the date hereof.
5.    CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon receipt by Agent of a fully executed copy of (i) this Amendment and (ii) the Schedule E-1 Update Certificate, each in form and substance satisfactory to Agent.

6.    ACKNOWLEDGEMENT. Each Borrower hereby acknowledges and reaffirms (a) all of its obligations and duties under the Loan Documents, and (b) that Agent, for the ratable benefit of the Lender Group, has and shall continue to have valid, perfected Liens in the Collateral.
7.    COSTS AND EXPENSES. Each Borrower shall pay to Agent all of Lenders’ reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents as well as expenses related to the maintenance of the facility (such as periodic searches).
8.    LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.
9.    COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto and satisfaction of each of the other conditions precedent set forth in Section 3 hereof. This Amendment is a Loan Document and is subject to all the terms and conditions, and entitled to all the protections, applicable to Loan Documents generally. Delivery of an executed counterpart of this Amendment by telefacsimile or .pdf shall be equally effective as delivery of a manually executed counterpart.
10.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE. Section 13 of the Agreement is incorporated herein by reference mutatis mutandis.

Signatures on next page.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

EAST WEST BANK,
as Agent and a Lender

By:	/s/ Martin Kriegler
Name: Martin Kriegler
Title: Senior Vice President

Amendment Number Three
to Loan and Security Agreement

BORROWERS:	SUNRISE REALTY TRUST, INC.,
a Maryland corporation

	By:	/s/ Gabriel Katz
	Name:	Gabriel Katz
	Title:	Chief Legal Officer

SUNRISE REALTY TRUST HOLDINGS I LLC,
a Delaware limited liability company

	By:	/s/ Gabriel Katz
	Name:	Gabriel Katz
	Title:	Chief Legal Officer

Amendment Number Three
to Loan and Security Agreement